                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                 Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                          APRIA HEALTHCARE GROUP INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                       [APRIA LOGO]

                                                                  April 14, 1997

Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Apria Healthcare Group Inc. to be held on Thursday, May 22, 1997. We sincerely hope that you will be able to attend the meeting which will be held at the Company's Costa Mesa, California Headquarters, 3560 Hyland Avenue (Building No. 3500 -- Grand Canyon Room), Costa Mesa, California 92626, beginning at 10:00 a.m., local time.

     At this meeting you are being asked to elect two incumbent directors for the ensuing three years. Jeremy M. Jones and H. J. Mark Tompkins are the nominees for election to the Board of Directors to serve until their respective terms expire at the 2000 Annual Meeting of Stockholders. You are also being asked to approve the Company's new 1997 Stock Incentive Plan. Finally, you are being asked to ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1997. Your Board of Directors recommends that you vote "FOR" these proposals.

     The members of the Board of Directors and management look forward to personally greeting as many stockholders as possible at the meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

     Even if you presently plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote your shares in person, you may withdraw your proxy at that time.

                                          Sincerely,

                                          [SIG]

                                          Jeremy M. Jones
                                          Chairman of the Board and
                                          Chief Executive Officer

                          APRIA HEALTHCARE GROUP INC.
                               3560 HYLAND AVENUE
                          COSTA MESA, CALIFORNIA 92626

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 1997

     The Annual Meeting of Stockholders of Apria Healthcare Group Inc., a Delaware corporation (the "Company"), will be held at the Company's Costa Mesa, California Headquarters, 3560 Hyland Avenue (Building No. 3500 -- Grand Canyon
Room), Costa Mesa, California 92626, beginning at 10:00 a.m., local time, on Thursday, May 22, 1997, for the following purposes:

     (1) to elect two members of the Board of Directors, with such persons to hold office for a three-year term or until their successors are elected and qualified;

     (2) to approve the Company's 1997 Stock Incentive Plan;

     (3) to ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1997; and

     (4) to transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which do not contain directions to the contrary, will be voted for: (1) the election of the directors named in the attached proxy statement, (2) the approval of the Company's 1997 Stock Incentive Plan, and (3) the ratification of the selection of Ernst & Young LLP as the Company's independent accountants for the 1997 fiscal year.

     The Board of Directors has fixed the close of business on March 31, 1997 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at the office of the Secretary of the Company, at 3560 Hyland Avenue, Costa Mesa, California 92626, during the ten-day period preceding the Annual Meeting.

                                          By Order of the Board of Directors,

                                          [SIG]

                                          Robert S. Holcombe
                                          Vice President, General Counsel
                                          and Secretary

Costa Mesa, California
April 14, 1997

                             YOUR VOTE IS IMPORTANT

     NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                          APRIA HEALTHCARE GROUP INC.
                               3560 HYLAND AVENUE
                          COSTA MESA, CALIFORNIA 92626

                                PROXY STATEMENT

                            SOLICITATION OF PROXIES

     THE ACCOMPANYING PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF APRIA HEALTHCARE GROUP INC. (THE "COMPANY") FOR USE AT THE COMPANY'S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, MAY 22, 1997, AT 10:00 A.M. LOCAL TIME, AT THE COMPANY'S COSTA MESA, CALIFORNIA HEADQUARTERS, 3560 HYLAND AVENUE (BUILDING NO. 3500 -- GRAND CANYON ROOM), COSTA MESA, CALIFORNIA 92626, AND AT ANY ADJOURNMENT THEREOF. THIS PROXY STATEMENT AND THE ACCOMPANYING PROXY ARE FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT APRIL 14, 1997.

     The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally through the use of the mail, but Directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

                        VOTING PROCEDURE AND TABULATION

     All shares represented by each properly executed unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein. If no contrary direction is given in the executed proxy, the proxy will be voted "for" each of the nominees and proposals described herein (See Election of Directors, Approval of the 1997 Stock Incentive Plan and Ratification of Selection of Independent Accountants). An executed proxy may be revoked at any time before its exercise by filing with the Secretary of the Company, at 3560 Hyland Avenue, Costa Mesa, California 92626, the principal executive office of the Company, a written notice of revocation or a duly executed proxy bearing a later date. The execution of the enclosed proxy will not affect a stockholder's right to vote in person should such stockholder find it convenient to attend the Annual Meeting and desire to vote in person.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                       OUTSTANDING SHARES OF COMMON STOCK

     The Company has existed in its present configuration since June 28, 1995, when Homedco Group, Inc., a Delaware corporation ("Homedco"), merged with and into the Company which at that time bore the name Abbey Healthcare Group Incorporated, a Delaware corporation ("Abbey"). In connection with this merger transaction (the "Merger"), the Company's name was changed to Apria Healthcare Group Inc., and the Company issued 21,547,529 shares of its Common Stock for 15,391,092 issued and outstanding shares of Abbey Common Stock and 26,034,612 shares of its Common Stock for 13,017,306 issued and outstanding shares of Homedco Common Stock.

     On March 31, 1997, the record date with respect to this solicitation for determining stockholders entitled to notice of and to vote at the Annual Meeting, 51,329,449 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth information as of March 31, 1997 with respect to the beneficial ownership of the Company's Common Stock by each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock, each Director of the Company, the Chief Executive Officer, the Company's four most highly compensated executive officers other than the Chief Executive Officer, and by all Directors and officers as a group. Except as otherwise indicated, beneficial ownership includes both voting and investment power with respect to the shares shown.

                            SECURITY OWNERSHIP TABLE

                                                                    AMOUNT AND
                                                                    NATURE OF
                                                                    BENEFICIAL       PERCENT
    NAME OF BENEFICIAL OWNER                                        OWNERSHIP        OF CLASS
    ------------------------                                        ----------       --------
    T. Rowe Price Associates, Inc.(1).............................  4,952,250          9.65%
    Jurika & Voyles, L.P.(2)......................................  3,535,085          6.89%
    The Capital Group Companies, Inc.(3)..........................  2,844,000          5.54%
    George L. Argyros(4)..........................................  2,753,768          5.36%
    Columbia Funds Management Co.(5)..............................  2,608,520          5.08%
    Jeremy M. Jones(6)............................................  1,125,314          2.19%
    David L. Goldsmith(7).........................................    311,902             *
    Leonard Green(8)..............................................     15,000             *
    Frederick S. Moseley IV(9)....................................     69,557             *
    Terry Hartshorn(10)...........................................     48,666             *
    H. J. Mark Tompkins(11).......................................     15,100             *
    Vincent M. Prager(12).........................................     15,330             *
    Steven T. Plochocki(13).......................................     76,229             *
    Lawrence H. Smallen(14).......................................    149,060             *
    Manny A. Brown (15)...........................................      9,600             *
    Thomas M. Robbins(16).........................................     30,600             *
    Charles Martin (17)...........................................    188,418             *
    All Directors and executive officers as a group (16
      persons)(18)................................................  4,975,962          9.69%

---------------

  *  Less than 1%

 (1) According to a Schedule 13G Amendment, dated February 14, 1997, filed with the Securities and Exchange Commission, T. Rowe Price Associates, Inc., a registered investment adviser ("TRP"), has sole voting power as to 301,250 shares and sole dispositive power as to 4,952,250 shares. The mailing address of TRP is 100 East Pratt Street, Baltimore, Maryland 21202.

 (2) According to a Schedule 13G Amendment, dated February 13, 1997, filed with the Securities and Exchange Commission, Jurika & Voyles, L.P., a registered investment adviser ("Jurika"), has shared voting power as to 3,221,450 shares and shared dispositive power as to 3,535,085 shares. The mailing address of Jurika is 1999 Harrison Street, Suite 700, Oakland, California 94612.

 (3) According to a Schedule 13G, dated February 12, 1997, filed with the Securities and Exchange Commission, The Capital Group Companies, Inc., a holding company ("Capital"), through its subsidiaries Capital Research and Management Company, a registered investment adviser, and Capital Guardian Trust Company, a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, has sole voting power as to 2,074,080 shares and sole dispositive power as to 2,844,000 shares. The mailing address of Capital is 333 S. Hope Street, 52nd Floor, Los Angeles, California 90071.

 (4) According to a Schedule 13D Amendment, dated August 20, 1996, filed with the Securities and Exchange Commission, this number includes 2,430,670 shares owned by HBI Financial, Inc. and 636 shares owned by GLA Financial Corporation. Mr. Argyros is the sole shareholder of HBI Financial, Inc. and GLA Financial Corporation. This number also includes (i) 278,812 shares held in trust by two private charitable foundations of which Mr. Argyros is a vice president and director with respect to which he disclaims beneficial ownership, (ii) 2,600 shares held in a charitable trust of which Mr. Argyros is a trustee but not a beneficiary with respect to which he disclaims beneficial ownership, (iii) 31,050 shares held in a trust for the benefit of Mr. Argyros' children, for which Mr. Argyros disclaims beneficial ownership, and (iv) 10,000 shares held by Mr. Argyros individually. The amount listed does not include 3,450 shares held in a trust of which Mr. Argyros is not a trustee for the benefit of certain of Mr. Argyros' adult children who do not share his household for which he disclaims beneficial ownership and 2,400 shares held in a trust of which Mr. Argyros is not a trustee for the benefit of Mr. Argyros' mother-in-law for which he disclaims beneficial ownership. The mailing address for Mr. Argyros is c/o Arnel Development Company, 949 South Coast Drive, Suite 600, Costa Mesa, California 92626. Mr. Argyros became a Director of the Company on March 31, 1997.

 (5) According to a Schedule 13G Amendment, dated February 10, 1997, filed with the Securities and Exchange Commission, Columbia Funds Management Co., a registered investment adviser ("Columbia"), has shared voting and dispositive power over all 2,608,520 shares. The mailing address of Columbia is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 92707.

 (6) Includes 322,322 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997. Also includes (i) 761,262 shares held in a family trust of which Mr. Jones is a trustee, (ii) 2,000 shares held in trusts for the benefit of Mr. Jones' grandchildren for which Mr. Jones disclaims beneficial ownership, (iii) 19,730 shares held in a trust for the benefit of Mr. Jones' children for which Mr. Jones disclaims beneficial ownership, and (iv) 20,000 shares held in an income trust for the benefit of Mr. Jones' children and grandchildren for which Mr. Jones disclaims beneficial ownership.

 (7) Includes 11,666 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

 (8) Includes 14,000 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

 (9) Includes 23,000 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

(10) Includes 45,666 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

(11) Does not include 351,400 shares held through a company which is owned by trusts of which Mr. Tompkins is a contingent beneficiary. Said trusts are irrevocable, and neither Mr. Tompkins nor any member of his immediate family has any investment control with respect to the trusts or the companies owned by them. Mr. Tompkins became a Director of the Company on March 4, 1997.

(12) Includes 14,000 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

(13) Includes 74,800 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

(14) Includes 45,320 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

(15) Includes 9,600 shares subject to options that are currently exercisable. Mr. Brown resigned from the Company effective March 14, 1997.

(16) Includes 30,600 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997.

(17) Includes 11,666 shares subject to options that are currently exercisable. Mr. Martin retired from the Board of Directors effective March 31, 1997.

(18) Includes shares owned by certain trusts. Also includes 758,334 shares subject to options that are currently exercisable or will become exercisable before May 31, 1997. Does not include shares beneficially owned by Mr. Brown or Mr. Martin. See Notes 15 and 17.

                             ELECTION OF DIRECTORS
COMPOSITION OF BOARD

     The Company's Board of Directors consists of such number of Directors as may be determined by the Board of Directors from time to time. The full Board of Directors currently consists of eight Directors. The Board of Directors is divided into three classes, with staggered three-year terms. Two of the classes have three Directors and the remaining class has two Directors. At the 1997 Annual Meeting of Stockholders, two Directors are to be elected for a term of three years or until election and qualification of their successors.

NOMINEES FOR ELECTION TO BOARD

     The nominees for election are Jeremy M. Jones and H. J. Mark Tompkins. Mr. Jones is presently a member of the Company's Board of Directors. He became a Director for his present term of office by virtue of the Merger. Mr. Tompkins is also presently a member of the Company's Board of Directors. He was selected by a committee of the Board to fill a vacancy on the Board as of March 4, 1997.

     If either of the nominees should become unavailable for election to the Board of Directors, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of Directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of Directors.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

     For the purpose of electing Directors, each stockholder is entitled to one vote for each Director to be elected for each share of Common Stock owned. The candidates receiving the highest number of votes will be elected.

     The accompanying proxies solicited by the Board of Directors will be voted "for" the election of the nominees unless the proxy card is marked to withhold authority to vote for any nominee.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                  INFORMATION REGARDING THE BOARD OF DIRECTORS

NOMINEES AND DIRECTORS

     The following table provides information regarding the nominees and the other members of the Board of Directors. The ages shown are as of April 15, 1997.

                                       BUSINESS EXPERIENCE DURING LAST               DIRECTOR
NAME AND AGE:                           FIVE YEARS AND DIRECTORSHIPS:                 SINCE:
-------------                          -------------------------------               --------
                       MEMBERS OF THE BOARD WHOSE TERMS EXPIRE IN 1997
                                         (NOMINEES)
Jeremy M. Jones(55)        Chairman of the Board and Chief Executive Officer of the    1987*
                           Company since the Merger. Chairman of the Board of
                           Homedco from 1991 to the Merger and Chief Executive
                           Officer of Homedco from 1987 to the Merger. Mr. Jones
                           was also the President of Homedco from 1987 until 1994.
                           From 1984 to 1987, Mr. Jones served as President of NME
                           Home Care Group and National Medical Homecare, Inc. Mr.
                           Jones also serves as a director of On Assignment, Inc.,
                           a national provider of temporary professionals.

H.J. Mark Tompkins(56)     President and Chief Executive Officer of Exfinco,           1997
                           S.a.r.1., a Belgian company engaged in investment
                           advisory activities, since 1994. Mr. Tompkins was
                           appointed by a committee of the Board of Directors in
                           March of 1997 to fill the vacancy created by Timothy
                           Aitken's resignation. Mr. Tompkins was a member of the
                           Abbey Board of Directors from September 1992 until the
                           time of the Merger and is currently a director of Kemcas
                           Limited and of Shoplink, Inc. From 1987 through June
                           1994, Mr. Tompkins served as Chief Executive Officer of
                           a French investment advisory concern, Cofinex, E.u.r.l.
                           Mr. Tompkins was a senior partner in international real
                           estate development firms with operations in the United
                           States from 1981 through 1993.

                       MEMBERS OF THE BOARD WHOSE TERMS EXPIRE IN 1998

Terry Hartshorn(51)        Chairman of the Board of PacifiCare Health Systems,         1991*
                           Inc., a managed care organization, since April 1993.
                           From April 1993 through January of 1997, Mr. Hartshorn
                           served as President and Chief Executive Officer of
                           UniHealth. From 1976 through April 1993, he served as
                           President, Chief Executive Officer and a director of
                           PacifiCare Health Systems, Inc. He is also a director of
                           Emcare Holdings Inc.

George L. Argyros(60)      Chairman and Chief Executive Officer of Arnel               1997
                           Development Company, a private investment and
                           development firm. He is also a vice president of two
                           private charitable foundations and serves on the Boards
                           of Directors of First American Financial Corporation,
                           USCS International, Inc., The Newhall Land and Farming
                           Company and several privately held companies. Mr.
                           Argyros was appointed by a committee of the Board of
                           Directors in March of 1997 to fill the vacancy created
                           by Charles Martin's retirement.

Vincent M. Prager(52)      Partner in Montreal office of the law firm of Stikeman,     1994**
                           Elliott since 1977. Mr. Prager serves on the Boards of
                           Directors of OOCL Canada, Inc. (the Canadian subsidiary
                           of the OOCL Group of Hong Kong), the Beaverbrook
                           Canadian Foundation and Tradau Inc. as well as on the
                           Boards of Directors of several privately held companies
                           and a foundation.

                                       BUSINESS EXPERIENCE DURING LAST               DIRECTOR
NAME AND AGE:                           FIVE YEARS AND DIRECTORSHIPS:                 SINCE:
-------------                          -------------------------------               --------
                       MEMBERS OF THE BOARD WHOSE TERMS EXPIRE IN 1999

David L. Goldsmith(49)     Managing Director of Robertson, Stephens & Company LLC,     1987*
                           an investment banking firm, since 1981. Mr. Goldsmith is
                           also a director of Matria Healthcare, Inc.

Leonard Green(70)          President and Chief Executive Officer of Green              1993**
                           Management and Investment, Co., a private investment
                           management company, since 1985. Mr. Green also serves as
                           a director of CryoCell International and Nu-Tech
                           Bio-Med, Inc.

Frederick S. Moseley       Managing Director of Triumph Corporate Finance Group,       1991**
  IV(44)                   Inc. (formerly The Boston Corporate Finance Group, Inc.)
                           and of Triumph Capital Group, Inc., investment banking
                           firms, since March 1990. He also serves as a director of
                           several privately held companies. From 1985 to March
                           1990, Mr. Moseley was a Managing Director of Drexel
                           Burnham Lambert Incorporated.

---------------

 * Director of Homedco from the date shown until the date of the Merger. Director of the Company from the date of the Merger until the present.

** Director of Abbey from the date shown until the date of the Merger. Director of the Company from the date of the Merger until the present.

DIRECTORS' FEES

     All Directors of the Company are reimbursed for their out-of-pocket expenses incurred in connection with attending Board and Committee meetings. All non-employee Directors of the Company receive: (i) a $4,500 quarterly retainer,
(ii) $1,000 per Board or Committee meeting attended in person ($1,500 per Committee meeting for the Director who is the Committee's chairman) and (iii) $500 per Board or Committee meeting attended via telephone. In addition, each non-employee Director has historically received an option to purchase 5,000 shares of the Company's Common Stock for each year that he has been a member of the Board of Directors. Under the Company's proposed 1997 Stock Incentive Plan, the annual option grant could be for as many as 15,000 shares per Director. However, there are no current plans to change the past practice with respect to option grants to outside Directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The committees of the Board of Directors consist of an Audit Committee, a Compensation Committee and two committees authorized to fill vacancies on the Board of Directors or to nominate individuals for election to the Board. During the 1996 fiscal year, all Directors attended 75% or more of the total meetings of the Board of Directors and Committees of the Board of Directors on which they served. The Board of Directors held thirteen meetings during the 1996 fiscal year.

     Audit Committee. The Audit Committee meets periodically with the Company's independent accountants and management to make inquiries regarding the manner in which the responsibilities of each are being discharged. The Audit Committee also recommends to the Board of Directors the annual appointment of independent accountants with whom the Audit Committee reviews (i) the scope of audit and non-audit assignments and related fees, (ii) the Company's accounting principles and (iii) the adequacy of the Company's internal controls. The Audit Committee is comprised of Messrs. Leonard Green (Chairman), David L. Goldsmith, Terry Hartshorn and Vincent M. Prager and held four meetings during the 1996 fiscal year.

     Compensation Committee. The Compensation Committee conducts an annual performance review of the Company's senior management and establishes their salaries, bonuses and stock ownership awards. During 1996, the Compensation Committee was comprised of Messrs. Charles D. Martin (Chairman), Leonard

Green, Terry Hartshorn and Frederick S. Moseley IV (Mr. Moseley resigned from the Committee on October 28, 1996 and was reappointed on February 27, 1997). The Compensation Committee held four meetings during the 1996 fiscal year. See "Report of the Compensation Committee" regarding 1996 fiscal year compensation and stock ownership programs. Mr. Martin retired from the Board of Directors effective March 31, 1997, and Mr. Hartshorn has been appointed as the new Chairman.

     Committees Authorized to Fill Vacancies. These Committees were formed on February 27, 1997 and did not meet during 1996. The Abbey Nominating Committee (herein so called) is comprised of Messrs. Green, Moseley and Prager, and the Homedco Nominating Committee (herein so called) is comprised of Messrs. Jones, Hartshorn and Goldsmith. The Abbey Nominating Committee has been granted the authority for a period, beginning on the effective date of the Merger through the date of the Company's 1998 Annual Meeting of Stockholders, to fill vacancies on the Board of Directors arising among Timothy M. Aitken, Frederick S. Moseley IV, Leonard Green, Vincent Prager, or any individual elected or appointed to succeed any of them as a Director, or their successors (the "Abbey Directors"), and to nominate persons for election as Directors at a meeting of stockholders to replace or succeed any of the Abbey Directors. The Homedco Nominating Committee has been granted the authority for a period, beginning on the effective date of the Merger and continuing through the date of the Company's 1998 Annual Meeting of Stockholders, to fill vacancies on the Board of Directors arising among Jeremy M. Jones, David L. Goldsmith, Terry Hartshorn and Charles
D. Martin, or any individual elected or appointed to succeed any of the foregoing individuals as a Director, or their successors (the "Homedco Directors"), and to nominate persons for election as Directors at a meeting of stockholders to replace or succeed any of the Homedco Directors. These Committees do not currently anticipate receiving recommendations for nominations from stockholders and have not established a procedure for the submission of such recommendations.

                   APPROVAL OF THE 1997 STOCK INCENTIVE PLAN

PROPOSED ACTION REGARDING 1997 STOCK INCENTIVE PLAN

     At the Annual Meeting, stockholders will be asked to approve the Apria Healthcare Group Inc. 1997 Stock Incentive Plan (the "1997 Plan"), which was adopted by the Board of Directors on February 27, 1997. The purpose of the 1997 Plan is to promote the success of the Company and its subsidiaries by providing an additional means through the grant of stock options, stock appreciation rights, restricted stock awards, performance share awards, other share-based incentive awards or cash-based incentive awards and other compensation, the value of which is based on the future performance of the Company or its stock (collectively or individually also referred to as "Awards") to attract, retain, motivate and reward key employees (including officers, whether or not Directors) of the Company and its subsidiaries and certain other eligible individuals by providing incentives related to equity interests in and the financial performance of the Company. In addition, the 1997 Plan includes an award feature to attract, motivate and retain experienced and knowledgeable outside Directors through the grant of stock options to them.

SUMMARY DESCRIPTION OF 1997 STOCK INCENTIVE PLAN

     The essential features of the 1997 Plan are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1997 Plan, which is attached to this Proxy Statement as Exhibit A and incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings set forth in the 1997 Plan.

     Administration. The 1997 Plan is to be administered by the Compensation Committee of the Board of Directors (the "Compensation Committee") which is authorized to have four members, each of whom is a "non-employee director" as such term is defined for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside" as such term is defined for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the Company's bylaws, the Compensation Committee may act only by the affirmative vote of a majority of the authorized number of members, regardless of the number of members present at the time of the vote. The Compensation Committee will have the authority to determine the employees or other eligible persons to be granted Awards under the 1997 Plan and to determine the specific terms and conditions of such Awards, including, without limitation, the number of shares subject to each Award, the price to be paid for the shares and, subject to the requirements of applicable law, any performance or other vesting criteria. The Compensation Committee will make all other determinations necessary or advisable for the administration of the 1997 Plan.

     Eligibility. Any officer (whether or not a Director) or key employee of the Company or its Subsidiaries, as determined in the sole discretion of the Compensation Committee, is eligible to be granted Awards under the 1997 Plan. In addition, subject to certain limitations, the Compensation Committee may in its sole discretion grant an Award to any outside Director of the Company or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company (hereinafter referred to as an "Other Eligible Person").

     The number of key employees of the Company and its Subsidiaries or Other Eligible Persons who will be eligible to receive Awards has not been determined at this time. In addition, neither the individuals who are to receive Awards, the number of Awards that will be granted to any individual or group of individuals, nor the amounts to be payable with respect to Awards, have been determined at this time.

     Shares Available for Awards. The 1997 Plan authorizes the initial issuance of up to 2,500,000 shares of Common Stock. Commencing in 1998 and continuing thereafter throughout the 10-year term of the 1997 Plan, the number of shares which may be issued shall be subject to an annual increase by an amount equal to 1% of the shares of Common Stock of the Company issued and outstanding on December 31 of the preceding year. The aggregate number of shares which may be issued under the 1997 Plan is also subject to adjustment as described below. Subject to adjustments described below, the maximum number of shares of Common Stock which may be delivered pursuant to Options and Stock Appreciation Rights granted during any calendar year to any participant may not exceed 100,000 shares. The maximum number of shares which may be subject to Options granted to any outside Director during any calendar year may not exceed 15,000, subject to adjustment.

     The number and kind of shares available under the 1997 Plan are subject to adjustment in the event of (i) certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding; or (ii) extraordinary dividends or distributions of cash or other property to the stockholders. Shares relating to Options or Stock Appreciation Rights which are not exercised, Restricted Stock Awards which do not vest, Performance Share Awards which are not issued and any other Award which is not exercised or which expires or is canceled will again become available for regrant and Award purposes under the 1997 Plan to the extent permitted by law.

     Vesting and Award Periods. Except as may be provided in an applicable Award Agreement, no Award made under the 1997 Plan may be exercisable or may vest until at least six months after the initial Award Date, and, once exercisable, an Award shall remain exercisable until the expiration or earlier termination of the Award. Each Award shall expire on such date as is determined by the Compensation Committee, but in the case of Options or other rights to acquire Common Stock, not later than ten years after the Award Date.

     Loans to Finance Exercise of Awards. The Company may, with the Compensation Committee's approval, loan to a participant sufficient funds to exercise or pay for any Award made under the 1997 Plan. Each such loan shall be evidenced by a promissory note bearing interest at a rate determined by the Compensation Committee; provided, however, that such rate shall not be less than the applicable imputed interest rate specified by the Code. The note shall provide for full recourse against the participant and shall be repaid over a period of time not to exceed five years, including extensions. If the employment or service of the participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability. The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise or receipt of one or more Awards under the 1997 Plan.

     Transferability. The 1997 Plan provides, with limited exceptions, that rights or benefits under any Award are not assignable or transferable except by will or the laws of descent and distribution, or pursuant to certain orders of domestic relations courts, and that only the participant, subject to such exceptions, may exercise the Award during the participant's lifetime. However, the Compensation Committee may establish conditions and procedures (for example, in connection with a participant's estate or tax planning initiatives) under which Awards may be transferred and payments made to a third party to the extent permitted by law.

AWARDS THAT MAY BE GRANTED UNDER THE 1997 PLAN

     Options. An Option is the right to purchase shares of Common Stock at a future date for a specified price ("Option Price"). The Option Price is generally the closing price for a share of Common Stock reported on the New York Stock Exchange ("Fair Market Value") on the date of grant. On April 4, 1997, the closing price for a share of the Company's Common Stock reported on the New York Stock Exchange was $18.125.

     An Option granted to an Other Eligible Person may only be a Nonqualified Stock Option. However, an Option granted to an employee may either be an Incentive Stock Option, as defined in the Code, or a Nonqualified Stock Option. An Incentive Stock Option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company and its Subsidiaries, unless the Option Price is at least 110% of the Fair Market Value of the shares of Common Stock subject to the Option and such Option by its terms is not exercisable after expiration of five years from the date such Option is granted. The aggregate Fair Market Value of shares of Common Stock (determined at the time the Option is granted) for which Incentive Stock Options may be first exercisable by an Option holder during any calendar year under the 1997 Plan or any other plan of the Company or its Subsidiaries may not exceed $100,000.

     Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in (i) cash or equivalent, (ii) if authorized by the Compensation Committee or specified in the applicable Award Agreement and subject to the provisions of the 1997 Plan concerning loans to finance the exercise of Awards, in exchange for a promissory note by the Option holder in favor of the Company, (iii) subject to the Compensation Committee's approval, in shares of Common Stock having a fair market value equal to the Option Price,
(iv) by notice and third party payment in such manner as may be authorized by the Compensation Committee, or (v) any combination of the foregoing.

     Stock Appreciation Rights. A Stock Appreciation Right is the right to receive payment based on the appreciation in the fair market value of the Common Stock from the date of grant to the date of exercise. In its discretion, the Compensation Committee may grant a Stock Appreciation Right concurrently with the grant of any other Award or in respect of an outstanding Award for all or any portion of the shares covered by the other Award. Unless the Award Agreement or the Compensation Committee otherwise provides, a Stock Appreciation Right is exercisable at such time, and to the extent, that the related Award is exercisable.

     Upon exercise of a Stock Appreciation Right, the holder receives for each share an amount equal to the difference between the exercise price of a related Award and the Fair Market Value of the Common Stock on the date of exercise. As determined by the Compensation Committee, such amount may be paid in cash, in shares of Common Stock or a combination thereof. The Compensation Committee may require that all or a portion of any cash proceeds be used to concurrently exercise all or a portion of the related Award.

     Restricted Stock Awards. A Restricted Stock Award is an Award of a fixed number of shares of Common Stock subject to the payment of a purchase price, vesting requirements and other restrictions. The Compensation Committee specifies the consideration (but not less than the minimum lawful consideration) the participant must pay for such shares and the restrictions imposed on such shares which shall not terminate earlier than six months after the Award Date, except to the extent the Compensation Committee provides otherwise. Restricted Stock awarded to a participant may not be voluntarily or involuntarily sold, assigned, transferred, pledged or encumbered during the restricted period. Stock certificates evidencing shares of Restricted Stock shall bear a legend referencing any applicable restrictions. Unless otherwise provided in the applicable Award Agreement, the recipient of a Restricted Stock Award is entitled to receive any dividends and exercise voting rights pertaining to such shares prior to the time they have vested. Restricted Stock

Awards must be returned to the Company in such manner and on such terms as the Compensation Committee shall provide in the event that any of the restricted shares subject to an Award cease to be eligible for vesting.

     Performance Share Awards and Special Performance-Based Awards. The Compensation Committee may, in its discretion, grant one or more Performance Share Awards to any participant based upon such factors as the Compensation Committee shall deem relevant in light of the specific type and terms of the Award. The amount of cash or shares or other property that may be deliverable pursuant to such an Award is based upon the degree of attainment over a specified period of such measure(s) of performance of the Company (or any part thereof) or the participant as may be established by the Compensation Committee. An Award Agreement shall specify the maximum number of shares (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the participant shall be based.

     Without limiting the generality of the foregoing, the 1997 Plan permits the Compensation Committee to grant certain other types of Awards ("Performance-Based Awards") which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Under Section 162(m), the Company may not deduct certain compensation of over $1,000,000 paid in any year to the Chief Executive Officer or one of the four other most highly compensated executive officers of the Company unless, among other things, the compensation qualifies as performance-based compensation under Section 162(m), and the material terms of the plan for such compensation are shareholder approved.

     Options and Stock Appreciation Rights that are granted under the 1997 Plan at a fair market value exercise price are intended to qualify as performance-based compensation. In addition, other share-based Awards (such as Restricted Stock or Performance Share Awards) may be granted under the 1997 Plan and are intended to qualify as performance-based compensation under Section 162(m). The 1997 Plan also provides for the grant of Performance-Based Awards payable only in cash ("Cash-Based Awards") that are intended to satisfy the requirements for performance-based compensation under Section 162(m). With reference to the Performance-Based Awards, the material terms of the 1997 Plan include the eligible class of participants, the performance goal or goals and the maximum number of shares or amount deliverable or payable thereunder to any individual participant.

     The eligible class of persons for Performance-Based Awards under the 1997 Plan will be the Chief Executive Officer and other executive officers of the Company and its subsidiaries. Performance-Based Awards granted to executive officers thereunder may be granted only in accordance with the requirements of
Section 162(m), as set forth below.

     The Performance Goals for Performance-Based Awards under the 1997 Plan are any one or a combination of EBITDA (earnings before interest, taxes, depreciation and amortization), EPS (earnings per share), ROE (return on equity), Total Stockholder Return, Free Cash Flow and Cash Flow (each as defined in the 1997 Plan), as well as, sales growth, cost containment and cost reduction. These goals will be applied over either consecutive or rolling cycles of more than one but not more than ten fiscal years. Specific cycles, weightings of more than one performance goal and target levels of performance upon which actual payments will be based, as well as the Award levels payable upon achievement of specified levels of performance, will be determined by the Compensation Committee not later than the applicable deadline under Section 162(m) of the Code and in any event at a time when achievement of such targets is substantially uncertain. These variables may change from cycle to cycle. Appropriate adjustments to the performance goals and targets in respect of Performance-Based Awards may be made by the Compensation Committee based upon objective criteria in the case of certain events that in any case were not anticipated (or the effects of which were not anticipated) at the time goals were established, in order to neutralize the effect of such events on the Performance-Based Awards. The Company believes that specific performance targets (when established) are likely to constitute confidential business information, the disclosure of which may adversely affect the Company or mislead the public.

     The Compensation Committee must certify the achievement of the applicable Performance Goals under the Performance-Based Awards prior to payment. Performance-Based Awards generally will be paid following the completion of each cycle. The Compensation Committee may retain discretion to reduce, but not increase, the amount payable under a Performance-Based Award to any participant, notwithstanding the achievement of targeted performance goals. Performance-Based Awards may be accelerated in the event of a Change in Control Event (as defined in the 1997 Plan).

     The maximum amount payable to any participant under all Cash-Based Awards which are intended to be Performance-Based Awards during any calendar year will be $1,000,000. The maximum number of shares of the Company's Common Stock that may be subject to all Performance-Based Awards, including Options and Stock Appreciation Rights, that are granted to any participant during any calendar year will not exceed 100,000 shares, either individually or in the aggregate.

     Termination of Employment. The Compensation Committee shall designate in each Award granted the effect of a termination from service.

     Acceleration of Awards. Upon the approval by the shareholders of a dissolution or liquidation, certain agreements to merge or consolidate, sale of substantially all of the Company's assets or certain other Change in Control Events, each Option and related Stock Appreciation Right will become immediately exercisable, each Restricted Stock Award shall immediately vest and each Performance Share Award or Performance-Based Award shall immediately become payable. However, unless the Committee determines otherwise, Awards held by a participant who is subject to Section 16 of the Exchange Act shall in no event be accelerated to a date less than six months after the Award Date. Such acceleration will automatically occur unless the Compensation Committee, prior to any such event, determines otherwise.

     Termination of or Changes to the 1997 Plan. The authority to grant new Awards under the 1997 Plan will terminate on February 27, 2007, unless the 1997 Plan is terminated prior to that time by the Board of Directors. Such termination typically will not affect rights of participants which accrued prior to such termination. The Board may, without stockholder approval, suspend or amend the 1997 Plan at any time, and the Compensation Committee may, with the consent of a holder, substitute Awards or modify the terms and conditions of an outstanding Award, to, among other changes, extend the term (subject to maximum term limits), accelerate exercisability or vesting or preserve benefits of the Award. Any amendment that would materially increase the maximum number of shares which may be delivered pursuant to Awards granted under the 1997 Plan, materially increase the benefits accruing to participants under the 1997 Plan or materially change the requirements as to the eligibility to participate in the 1997 Plan will be subject to stockholder approval only to the extent required by applicable law or deemed necessary by the Board of Directors. Amendment of the 1997 Plan will not, without the consent of the participant, adversely affect such person's rights under an Award previously granted, unless the Award itself otherwise expressly so provides.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 1997 PLAN

     The federal income tax consequences of the 1997 Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the 1997 Plan. State and local tax consequences are beyond the scope of this summary.

     Nonqualified and Incentive Stock Options. The Company is generally entitled to deduct an amount equal to the difference between the Option Price of a Nonqualified Stock Option and the Fair Market Value of the shares at the time of exercise. The Company is generally not entitled to a similar deduction either upon grant of the Option or at the time the Option is exercised with respect to Incentive Stock Options. If Incentive Stock Option shares are not held for specified qualifying periods, however, the difference between the Fair Market Value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company will receive a corresponding deduction) in the year the shares are sold.

     Other Awards. The current federal income tax consequences of other Awards authorized under the 1997 Plan generally follow certain basic patterns: (i) Stock Appreciation Rights are taxed and deductible in substantially the same manner as Nonqualified Stock Options; (ii) nontransferable Restricted Stock subject to a substantial risk of forfeiture results in income recognition only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); (iii) Performance Share Awards generally are subject to tax at the time of payment;
(iv) unconditional stock bonuses are generally subject to tax measured by the value of the payment received; (v) cash-based awards generally are subject to tax at the time of payment; and (vi) compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

     Acceleration of Awards. If an Award is accelerated under the Plan, the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration. If, as a result of the occurrence of a change in ownership, control, or sale of substantially all of the assets of the Company, a participant's benefits are increased (e.g., an Option holder's Options or rights become exercisable, the restrictions on Awards lapse, or shares are issued), the participant may be deemed to have received a "parachute payment" for purposes of Section 280G of the Code. If the additional value received as a result of acceleration exceeds a certain threshold amount approximating 300% of the person's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs, the excess of the total of such amounts over such person's average annual taxable compensation generally will be subject to a 20% non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for the payments that are subject to the excise tax.

     Section 162(m) Limits. If the compensation attributable to Awards to persons subject to Section 162(m) limits is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct that compensation to the extent the individual's aggregate compensation exceeds $1,000,000 in any year. However, in light of uncertainties regarding the ultimate interpretation of Section 162(m), no assurances can be given that all compensation intended to qualify as "performance-based compensation" under
Section 162(m) will in fact be deductible.

     The foregoing tax summary is based on federal income tax laws in effect as of March 31, 1997.

BENEFITS TO BE RECEIVED BY OR ALLOCATED TO DIRECTORS AND EXECUTIVE OFFICERS

     The benefits that would be received by or allocated to Directors and executive officers of the Company participating in the 1997 Plan and to Other Eligible Persons cannot be determined at this time because the amount or value of Awards granted to any participant (subject to the limitations discussed above) is within the discretion of the Compensation Committee.

VOTE REQUIRED FOR APPROVAL OF THE 1997 PLAN

     Approval of the 1997 Plan requires the affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting assuming the presence of a quorum. Each share of Common Stock is entitled to one vote. The accompanying proxies solicited by the Board of Directors will be voted "for" approval of the 1997 Plan unless the proxy card is marked otherwise.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT YOU VOTE "FOR" THE 1997 PLAN AS DESCRIBED ABOVE AND SET FORTH IN EXHIBIT A HERETO.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

SELECTION OF ERNST & YOUNG LLP

     In recognition of the important role of independent accountants, the Board of Directors has determined that its selection of the independent accountants for the Company should be submitted to the stockholders of the Company for ratification. The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1997, subject to ratification by the holders of a majority of the shares represented at the Annual Meeting. In the event that the stockholders do not approve Ernst & Young LLP as independent accountants, the selection of another independent accountant will be considered by the Board of Directors. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

VOTE REQUIRED FOR RATIFICATION

     Ratification of the selection of independent accountants requires the affirmative vote of the holders of a majority of the Common Stock present or represented, and entitled to vote at the Annual Meeting assuming the presence of a quorum. Each share of Common Stock is entitled to one vote. The accompanying proxies solicited by the Board of Directors will be voted "for" ratification of the selection of the named accountants unless the proxy card is marked otherwise.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth all compensation for the 1996, 1995 and 1994 fiscal years paid to or earned by the Chief Executive Officer and the four other most highly compensated executive officers of the Company during the 1996 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM(1)
                                                   ANNUAL COMPENSATION    COMPENSATION
                                                  ---------------------     OPTIONS       ALL OTHER
                                                   SALARY       BONUS       GRANTED      COMPENSATION
                 NAME                    YEAR       ($)          ($)          (#)            ($)
                 ----                    -----    --------     --------   ------------   ------------
Jeremy M. Jones........................   1996    $457,320           --       20,000        $9,500(2)
  Chairman of the Board                   1995     390,100(3)  $157,000      200,000         5,940(2)
  and Chief Executive Officer             1994     338,701       92,267           --         6,122(2)

Steven T. Plochocki....................   1996     256,159           --       10,000         9,500(2)
  President and Chief                     1995     193,591(4)   222,500       81,400            --
  Operating Officer                       1994     175,000      175,000       12,600            --

Lawrence H. Smallen....................   1996     228,267       15,435        6,000         9,500(2)
  Chief Financial Officer,                1995     190,436(5)    34,651       48,000         5,281(2)
  Senior Vice President,                  1994     156,701       25,000           --         6,268(2)
  Finance and Treasurer

Manny A. Brown.........................   1996     193,900       10,907        6,000         9,500(2)
  Senior Vice President,                  1995     172,883(6)   200,000       69,000(7)         --
  Central Zone                            1994     144,823      165,000       37,800            --

Thomas M. Robbins......................   1996     175,791        9,742        6,000         9,500(2)
  Senior Vice President,                  1995     146,256(8)    42,023       98,000(9)      5,850(2)
  Eastern Zone                            1994     135,392       18,751           --         5,223(2)

---------------

(1) The Company has not issued stock appreciation rights or restricted stock awards.

(2) Annual contribution by the Company to the Company's 401(k) Savings Plan in the name of the individual.

(3) This amount reflects $195,100 paid by Homedco and $195,000 paid by the Company.

(4) This amount reflects $89,357 paid by Abbey and $104,234 paid by the Company.

(5) This amount reflects $90,018 paid by Homedco and $100,418 paid by the Company.

(6) This amount reflects $83,765 paid by Abbey and $89,118 paid by the Company.

(7) Options to purchase 21,000 shares of the Company's Common Stock were granted pursuant to the Company's Amended and Restated 1992 Stock Incentive Plan (the "1992 Plan"). All of such options were canceled as of January 30, 1996. Options to purchase an additional 21,000 shares of the Company's Common Stock were granted during 1995 pursuant to the 1992 Plan contingent upon the cancellation of the options to purchase the 21,000 shares referred to above. Options to purchase 27,000 shares were also granted pursuant to the 1992 Plan.

(8) This amount reflects $70,167 paid by Homedco and $76,089 paid by the Company.

(9) Options to purchase 50,000 shares of the Company's Common Stock were granted pursuant to Part III of the Apria Healthcare Group Inc./Homedco Group, Inc. Stock Incentive Plan. All of such options were canceled as of January 30, 1996. Options to purchase 48,000 shares of the Company's Common Stock were granted during 1995 pursuant to the 1992 Plan contingent upon the cancellation of the options to purchase the 50,000 shares referred to above.

                         SUMMARY OF OPTION GRANTS TABLE

     The following table provides information with respect to grants of options during the most recently completed fiscal year to the Chief Executive Officer and the four other most highly compensated executive officers of the Company during the 1996 fiscal year.

                              OPTION GRANTS TABLE

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                    POTENTIAL REALIZABLE
                                           % OF TOTAL                                 VALUE AT ASSUMED
                             NUMBER OF       OPTIONS                                   RATES OF STOCK
                             SECURITIES    GRANTED TO                                 APPRECIATION FOR
                             UNDERLYING     EMPLOYEES                                   OPTION TERM
                              OPTIONS          IN        EXERCISE    EXPIRATION    ----------------------
           NAME               GRANTED      FISCAL YEAR    PRICE         DATE          5%           10%
           ----              ---------     -----------   --------    ----------    --------      --------
Jeremy M. Jones............    20,000(1)      2.9377%    $ 17.375      10/28/06    $218,540      $553,825
Steven T. Plochocki........    10,000(1)      1.4689%      17.375      10/28/06    $109,270      $276,912
Lawrence H. Smallen........     6,000(1)       .8813%      17.375      10/28/06    $ 65,562      $166,147
Manny A. Brown.............     6,000(1)       .8813%      17.375      10/28/06    $ 65,562(2)   $166,147(2)
Thomas M. Robbins..........     6,000(1)       .8813%      17.375      10/28/06    $ 65,562      $166,147

---------------

(1) These options were granted pursuant to the 1992 Plan and vest in increments of 20% on each of the first five anniversaries of the October 28, 1996 grant date (See "Amended and Restated 1992 Stock Incentive Plan").

(2) As a result of Mr. Brown's resignation effective March 14, 1997, none of these options will vest, and no value will be realized.

SUMMARY OF OPTIONS EXERCISED

     The following table provides information with respect to the exercise of stock options during the most recently completed fiscal year by the Chief Executive Officer and the four other most highly compensated executive officers of the Company during the 1996 fiscal year together with the fiscal year-end value of unexercised options.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE

                                                        NUMBER OF SECURITIES
                            SHARES                     UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                          ACQUIRED ON    VALUE(1)            OPTIONS AT               IN THE MONEY OPTIONS
                           EXERCISE      REALIZED          FISCAL YEAR END            AT FISCAL YEAR-END(1)
                          -----------   ----------   ---------------------------   ---------------------------
                              (#)          ($)        EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
                          -----------   ----------   ---------------------------   ---------------------------
Jeremy M. Jones.........     30,838     $  631,342         $282,322/$234,000               $1,877,995/$446,000
Steven T. Plochocki.....     14,000        297,656           70,600/75,400                    341,750/20,875
Lawrence H. Smallen.....     58,000      1,102,982           45,320/61,680                   3 06,830/142,170
Manny A. Brown..........     14,000        216,156           39,000/2,800(2)                  148,500/4,749(2)
Thomas M. Robbins.......     20,000        373,233           30,600/53,400                    136,500/66,750

---------------

(1) Market value of the securities underlying the options at exercise date or year-end, as the case may be, minus the exercise or base price of "in-the-money" options and transaction costs.

(2) Does not include options for shares which were cancelled on March 14, 1997 in connection with Mr. Brown's resignation. During March of 1997, prior to his resignation, Mr. Brown exercised options for 32,200 shares, representing all of his vested options which were "in-the-money."

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     From January 1, 1996 to October 28, 1996, the Compensation Committee consisted of Charles D. Martin (Chairman), Leonard Green, Frederick S. Moseley IV and Terry Hartshorn. On October 28, 1996, Mr. Moseley resigned from the Compensation Committee, and on December 31, 1996, the Company's Compensation Committee consisted of Messrs. Martin (Chairman), Green and Hartshorn. Mr. Moseley was reappointed to the Compensation Committee on February 27, 1997. Mr. Martin retired from the Board of Directors, effective March 31, 1997, and Mr. Hartshorn is now the Chairman of the Compensation Committee. No member of the Compensation Committee since January 1, 1996, was either an officer or employee of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

     As members of the Compensation Committee, it is our duty to administer the Company's overall compensation program for its senior management. The Compensation Committee oversees the administration of the 1997 Management Incentive Compensation Plan, the 1991 Nonqualified Stock Option Plan (the "1991 Plan") the Amended and Restated 1992 Stock Incentive Plan (the "1992 Plan") and the Apria Healthcare Group Inc./Homedco Group, Inc. Stock Incentive Plan (the "1995 Plan"). In addition, the Compensation Committee establishes the compensation of the Chief Executive Officer and the President, evaluates the performance of such individuals and performs other related matters. The Compensation Committee is comprised entirely of non-employee Directors.

     The primary philosophy of the Company regarding compensation is to offer a program which rewards each of the members of senior management commensurately with the Company's overall growth and financial performance, including each person's individual performance during the previous fiscal year. The Company's compensation program for senior management is designed to attract and retain individuals who are capable of leading the Company in achieving its business objectives in an industry characterized by competitiveness, growth and change.

     The Company believes a substantial portion of the annual compensation of each member of senior management should relate to, and should be contingent upon, the financial success of the Company, as well as the individual contribution of each particular person to that success. As a result, a significant portion of the total compensation package consists of variable, performance-based components, such as bonuses and stock awards, which can increase or decrease to reflect changes in corporate and individual performance.

     In its evaluation of the total compensation for the Company's Chief Executive Officer, Mr. Jeremy M. Jones, and certain other members of senior management, the Compensation Committee considers various indicators of qualitative and quantitative success on both a corporate and an individual level. The Compensation Committee considers such corporate performance measures as increases in earnings per share, revenue growth and collection of accounts receivable, together with various individual performance indicators and goals. While the Compensation Committee applies certain specific quantitative analyses with respect to increases in earnings per share and revenue growth, in particular, the Compensation Committee also evaluates numerous other non-financial and qualitative factors, among them, such factors as organizational strength and development, investor relations and competitive positioning.

     The Company's annual compensation package for Mr. Jones and the other members of senior management typically consists of the following components: (a) salary, (b) annual cash incentive or bonus and (c) long-term incentive or non-cash awards, primarily stock options.

     Mr. Jones' base salary for the 1996 fiscal year was based principally on his employment agreement with the Company, which expires in June 1998 (the "Employment Agreement"), pursuant to which he serves as Chief Executive Officer. The Employment Agreement established Mr. Jones' minimum annual base salary at not less than $390,000 per year, subject to annual increases at the discretion of the Board of Directors. During 1996, Mr. Jones' annual base salary was $460,000, and no increase was granted for fiscal 1997.

     Under the Company's 1995/1996 Incentive Compensation Program and Management Incentive Compensation Plan (collectively, the "1995/1996 Incentive Plans"), bonuses for the Company's senior managers, including Mr. Jones and other officers, were based upon the Company achieving certain objectives such as increases in earnings per share, operating earnings and a certain level of revenue growth. In addition, bonuses are based on whether the performance of each participant in the 1995/1996 Incentive Plans satisfies certain specific or key objectives. Mr. Jones participated in the Company's 1995/1996 Incentive Compensation Program from the date of the Merger until the end of the 1996 fiscal year. Mr. Jones' entitlement to a bonus under such plan was based on targeted increases in earnings per share after the Merger together with certain qualitative key management objectives.

     The Compensation Committee determines the incentive compensation package paid to other members of senior management in a similar manner as that of the Chief Executive Officer. Each officer has certain individual quantitative factors which are specifically weighted; however, in determining the overall incentive compensation package, the Compensation Committee considers various other non-financial factors that it believes to be pertinent to each officer's personal performance. In the aggregate, bonus awards to officers for 1996 were substantially less than the amounts awarded in 1995. Because the Company did not meet the targeted earnings per share objectives, no bonuses were awarded to the Chief Executive Officer or to the President of the Company for 1996.

     For 1997, the Company has instituted its 1997 Management Incentive Compensation Plan which carries forward the feature of bonuses for the Company's senior managers and other management personnel based on the Company achieving certain objectives as well as the achievement of individual objectives by each participant. However, the Company's objectives have been modified to place a greater emphasis on improved profit margins and the generation of "free cash flow" (a measure of profitability based on collections less operating and capital expenditures).

     The Company also provides compensation to certain members of its management under the Company's 1992 Plan and 1995 Plan (collectively, the "Stock Plans"). The Stock Plans provide the Company with the ability to periodically reward key employees with options to purchase shares of the Company's Common Stock. These long-term incentives are designed to couple the interests of key employees with those of the stockholders of the Company. Stock option grants provide an incentive that focuses the individual's attention on managing the Company from the perspective of an owner, with an equity stake in the business. The value of stock options is tied to the future performance of the Company's Common Stock and provides value to the recipient only when the price of the Company's Common Stock increases above the option grant price. Stock options reward management for long-term strategic planning through the resulting enhancement of share price. The Company believes that a compensation structure which includes the periodic granting of long-term incentives such as stock options helps to attract and retain senior managers with long-term management perspectives.

     During the 1996 fiscal year, Mr. Jones was awarded options to purchase 20,000 shares of the Company's Common Stock. These options were granted in an effort to (i) create an overall compensation package which is competitive with those received by Chief Executive Officers at companies comparable to the Company, and (ii) reward Mr. Jones for his leadership of the Company during a challenging year.

     The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of Section 162(m) of the Code. The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company. However, certain types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Date: March 31, 1997                      THE COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Charles D. Martin (Chairman)
                                          Leonard Green
                                          Terry Hartshorn
                                          Frederick S. Moseley IV

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns(1) for
(i) Abbey for the period from the initial registration of Abbey's Common Stock under Section 12 of the Exchange Act, until the date of the Merger, and for the Company from the date of the Merger until the end of the 1996 fiscal year, (ii) the S&P 500 Stock Index, (iii) the Former Peer Group Index utilized by the Company in its 1996 proxy statement (2), and (iv) a New Peer Group Index (3).


      Measurement Period         Apria Healthcare       Former Peer                      New Peer
    (Fiscal Year Covered)           Group Inc.             Group         S & P 500         Group
    ---------------------        ----------------       -----------      ---------       --------
2/92(4)                                100                 100             100             100
12/92                                  175                 100             108              83
12/93                                  202                 140             119             109
12/94                                  169                 159             121             142
12/95                                  205                  97             166             100
12/96                                  136                 150             204             152

(1) Total returns assumes reinvestment of dividends.

(2) The Former Peer Group Index was based on the cumulative total returns for the following companies: Coram Healthcare (since July 1994), Caremark International, Inc., Lincare Holdings and Optioncare, Inc. Each company within the Former Peer Group was selected based on its similar product lines and marketing areas.

(3) The New Peer Group Index is based on the cumulative total returns of the following companies: Coram Healthcare (since July 1994), Lincare Holdings, Optioncare, Inc., American Homepatient, Inc. and Rotech Medical Corporation. The Peer Group has been modified from the Former Peer Group used by the Company in its 1996 proxy statement to delete those companies which are either no longer in existence or whose common stock is no longer registered under Exchange Act, and to add other companies having similar product lines and marketing areas to replace companies which had been deleted from the group.

(4) Assumes $100 invested on February 28, 1992 (the date on which Abbey consummated its initial public offering and was registered under Section 12 of the Exchange Act).

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

     THE FOREGOING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING COMPENSATION AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                              CERTAIN TRANSACTIONS

     During 1996, the Company was a party to two leases with Resource Investors, a partnership in which Jeremy M. Jones, the Company's Chairman of the Board and Chief Executive Officer, holds a one-third interest. While previously scheduled for expiration in October 1996, both leases were extended, one to May 31, 1997 (after this lease was extended, the parties entered into an agreement for its termination as of December 31, 1996), and the other to October 31, 1997. During 1996, the total amount of rental (including tax reimbursements) paid under both leases was $227,242. A total of $9,207 in tax reimbursements and termination payments was paid in early 1997 in connection with the lease which was terminated as of December 31, 1996. As of the end of the Company's 1996 fiscal year, the total of all remaining scheduled monthly rental payments under the continuing lease was $161,007.70. The Company expects to move to another facility and terminate the continuing lease during the fall of 1997.

                      EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Company has employment agreements with the following executive officers listed in the Summary Compensation Table:

          Jeremy M. Jones. Pursuant to an employment agreement which is scheduled to expire on June 28, 1998, Mr. Jones serves as Chairman of the Board and Chief Executive Officer. The agreement provides that Mr. Jones is to receive an annual salary of not less than $390,000, subject to annual increases at the discretion of the Compensation Committee (as of March 31, 1997, Mr. Jones' annual salary was $460,000), and is entitled to participate in the Company's stock option plans and all other benefit programs generally available to executive officers of the Company. Mr. Jones is also entitled to receive (i) such bonuses as the Compensation Committee may, from time to time, in its sole discretion award, (ii) an automobile allowance, and (iii) reimbursement of certain other expenses. He also is provided reasonable access to the Company's accountants and counsel for personal financial planning and legal services. If the Company terminates Mr. Jones' employment without cause, Mr. Jones is entitled to a lump sum severance payment equal to three times his base salary plus an additional amount determined as set forth in the employment agreement.

          Steven T. Plochocki. Pursuant to an employment agreement which is scheduled to expire on June 28, 1997, Mr. Plochocki was named Executive Vice President and Chief Operating Officer. However, on February 26, 1996, Mr. Plochocki was elected as President and Chief Operating Officer of the Company. The agreement provides for an annual salary of not less than $190,000, subject to annual increases at the discretion of the Compensation Committee (as of March 31, 1997, Mr. Plochocki's' annual salary was $270,000). Mr. Plochocki may also receive such bonuses as the Compensation Committee may, from time to time, in its sole discretion award. In addition, Mr. Plochocki is entitled to (i) an automobile allowance, (ii) reimbursement of certain other expenses, and (iii) participate in the Company's various benefit plans. If the Company terminates Mr. Plochocki's employment without cause, Mr. Plochocki is entitled to receive additional compensation in an amount equal to three times his base salary plus an additional amount determined as set forth in the employment agreement.

     The Company also had an employment agreement with Manny A. Brown who voluntarily resigned from the Company and all of its subsidiaries as of March 14, 1997. Pursuant to Mr. Brown's employment agreement, which was scheduled to expire on June 28, 1997, he was to serve as Executive Vice President, East Region or in such other capacities as the Company might assign (Mr. Brown later became the Company's Senior Vice President for the Central Zone). The agreement provided for an annual salary of not less than $175,000, subject to annual increases at the discretion of the Compensation Committee (as of the date of his resignation, Mr. Brown's annual salary was $200,200). Mr. Brown was also entitled to (i) such bonuses as the Compensation Committee would, from time to time, in its sole discretion award, (ii) an automobile allowance, (iii) reimbursement of certain other expenses, and (iv) participate in the Company's various benefit plans. The employment agreement also contained severance provisions which were superseded by an agreement entered into at the time of his resignation. Pursuant to that agreement, Mr. Brown was paid a lump sum severance payment of $140,000 (subject to withholding for federal and state taxes) at the time of his resignation.

     In addition to the above, at the time of the Merger the Company also adopted a Severance Pay Plan for Selected Employees (the "Severance Plan"). Certain employees of the Company, including, without limitation, Lawrence H. Smallen and Thomas M. Robbins, are eligible to participate in the Severance Plan for a period of up to two years after the date of the Merger. Pursuant to the Severance Plan, eligible employees whose employment is terminated by the Company without cause receive a severance benefit based on (i) the length of time between such employee's termination date and the date of the Merger and (ii) such employee's prior compensation; provided, however, that in no event may any such employee receive a severance benefit which would be deemed to be an "excess parachute payment" under Section 280G of the Code.

                  1997 MANAGEMENT INCENTIVE COMPENSATION PLAN

     In 1997, the Company adopted a new Management Incentive Compensation Plan (the "1997 Management Incentive Plan") to provide key employees with bonus compensation upon the achievement of certain performance levels. The 1997 Management Incentive Plan covers the period from January 1, 1997 to December 31, 1997. Persons eligible to receive awards under the 1997 Management Incentive Plan include various executive officers, regional, sales and branch managers, vice presidents and other key employees. Awards are made under the 1997 Management Incentive Plan upon the achievement of certain objectives, earnings per share levels, profit margin and revenue goals and the generation of "free cash flow" (a measure of profitability based on collections less operating and capital expenditures). Awards may be paid in cash, Company stock, Company stock options or other forms determined by the Board of Directors. Certain payments will be made quarterly on the basis of a formula calculation. However, the aggregate amount of all payments to be made during the year will be subject to approval by the Company's senior management and the Board of Directors.

                                  401(k) PLANS

     The Company maintains a 401(k) Savings Plan (the "Company's 401(k) Plan") for the benefit of all employees who have completed at least one year of service with at least 1,000 hours of service during the year. Under the Company's 401(k) Plan, employees may contribute up to 16% of their eligible earnings, and the Company will match 50% of the first 8% of such contributions up to a limit (currently $9,500) established by applicable tax regulations. As of the end of the 1996 fiscal year, the collective matching contributions for all executive officers as a group who received matching contributions (10 persons) was $92,894.73.

                      1991 NONQUALIFIED STOCK OPTION PLAN

     The Company's 1991 Nonqualified Stock Option Plan (the "1991 Plan") authorized the issuance of 373,334 shares of Common Stock of the Company, upon the exercise of options granted under the 1991 Plan. Persons eligible to receive options under the 1991 Plan are officers and other key employees of the Company or any directly or indirectly majority-owned subsidiaries of the Company. Options granted under the 1991 Plan do not qualify for treatment as incentive stock options as defined in the Code. The Compensation Committee determines the dates upon which options will be granted and fixes the option price. Unless previously terminated by the Board of Directors, the 1991 Plan will terminate in December 2001. Currently, only 54,423 shares of Common Stock remain available for issuance under the 1991 Plan.

                 AMENDED AND RESTATED 1992 STOCK INCENTIVE PLAN

     The Company's Amended and Restated 1992 Stock Incentive Plan (the "1992 Plan") authorizes the issuance of 3,150,000 shares of Common Stock of the Company, plus 2% of the number of shares of Common Stock of the Company outstanding as of the first day of each fiscal year, upon the exercise of options or in satisfaction of stock appreciation rights, restricted stock awards, and performance share awards. The 1992 Plan also provides for stock value equivalent awards. Persons eligible to receive awards under the 1992 Plan are persons who are Directors and employees of, or who provide services to, the Company or its subsidiaries. An option granted under the 1992 Plan may be either an incentive stock option as defined in the Code, or a non-statutory stock option. Incentive stock options may be granted to employees only. A Committee appointed by the Board of Directors administers the 1992 Plan and fixes the option exercise price with respect to the options, except that the exercise price of options granted to non-employee Directors will be the fair market value of the shares of Common Stock on the date of the grant. Unless previously terminated by the Board of Directors, the 1992 Plan will terminate in July 2003. Currently 1,820,695 shares of Common Stock are available for issuance under the 1992 Plan. If the 1997 Plan is approved by the stockholders, the Board of Directors will suspend the further issuance of awards under the 1992 Plan.

                APRIA HEALTHCARE GROUP INC./HOMEDCO GROUP, INC.

                              STOCK INCENTIVE PLAN

     In 1995, the Company adopted the Apria Healthcare Group Inc./Homedco Group, Inc. Stock Incentive Plan (the "1995 Plan"). The 1995 Plan consists of three parts: Part I is the portion of the 1995 Plan which was formerly the Homedco Group, Inc. 1988 Stock Option Plan, Part II is the portion of the 1995 Plan which was formerly the Homedco Group, Inc. Long-Term Senior Management Equity Plan and Part III is the portion of the 1995 Plan which was formerly the Homedco Group, Inc. 1994 Stock Incentive Plan. The 1995 Plan as a whole authorizes the issuance of an aggregate of up to 5,327,051 shares of Common Stock of the Company upon the exercise of options or in satisfaction of awards under the 1995 Plan. The 1995 Plan is administered by a Committee appointed by the Board of Directors. Unless previously terminated by the Board of Directors, the 1995 Plan will terminate on the respective dates set forth in Parts I, II and III of the 1995 Plan. The Board of Directors has suspended the issuance of additional options under the 1995 Plan and no options were granted thereunder in 1996.

     Under Part I of the 1995 Plan, the Company may issue shares of Common Stock of the Company upon the exercise of options or in satisfaction of stock appreciation rights granted. Persons eligible to receive options and stock appreciation rights are certain key employees (including officers and Directors) of the Company, non-employee members of the Board and certain consultants or independent contractors who provide valuable services to the Company. An option granted under Part I of the 1995 Plan may be either an incentive stock option as defined in the Code, or a non-statutory stock option. Incentive stock options may be granted to key employees only. The Compensation Committee fixes the option exercise price with respect to each option, provided that, the exercise price of an incentive stock option may not be less than the fair market value of a share of Common Stock on the date of grant. Unless previously terminated by the Board of Directors, Part I of the 1995 Plan will terminate in July 1998.

     Under Part II of the 1995 Plan, the Company may issue shares of Common Stock of the Company upon the exercise of options granted. Persons eligible to receive options are certain key senior management employees (including officers and Directors) of the Company. An option granted under Part II of the 1995 Plan must be designated as a non-qualified stock option. The purchase price for each share of Common Stock issued in connection with the options granted will not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. Options granted under Part II of the 1995 Plan become exercisable under either a specified earnings based vesting schedule commencing with the announcement of financial results for the fiscal year of the Company ending in 1995, or a time vesting schedule commencing with such announcement. Under the time vesting schedule, 25% of the shares covered become exercisable at the time of such announcement and an additional 25% of the option shares become exercisable on each successive anniversary date, with full time vesting occurring with the announcement of financial results for the fiscal year of the Company ending in 1998. The achievement of specified earnings for each fiscal year will result in accelerated vesting. Unless previously terminated by the Board of Directors, Part II of the 1995 Plan will terminate in March 2002.

     Under Part III of the 1995 Plan, the Company may issue shares of Common Stock of the Company upon the exercise of options or in satisfaction of stock appreciation rights, restricted stock awards, performance share awards and stock bonuses. Persons eligible to receive awards are certain key employees (including officers and Directors) of the Company, outside Directors of the Company and significant agents and consultants who perform substantial services for the Company of a nature similar to those performed by key employees. An option granted under Part III of the 1995 Plan may either be an incentive stock option or a nonqualified stock option. Incentive stock options may be granted to employees only. Except as provided in an applicable award agreement, no award made under Part III of the 1995 Plan may be exercisable or may vest until at least six months after the initial award date. Unless previously terminated by the Board of Directors, Part III of the 1995 Plan will terminate in April 2004.

                           RETIREMENT PLAN TERMINATED

     Abbey established a noncontributory defined benefit retirement plan (the "Retirement Plan") effective September 18, 1986, covering all non-union employees of Abbey who were paid for 1,000 hours or more of service per year. Benefit accruals under the Retirement Plan were frozen as of January 1, 1996, and the Retirement Plan was terminated on April 1, 1996. In connection with the termination of the Retirement Plan, certain participants will receive a cash settlement while others will receive annuities which are to be administered by The Hartford Life Insurance Company ("Hartford"). Once the payments have been made and the annuities are established, the Company will have no further obligations in connection with the Retirement Plan, so long as Hartford fully performs its obligations under the annuity contracts. The trust account for the Retirement Plan currently contains approximately $7,800,000, and the Company has previously reserved an additional $3,600,000 for the purpose of making the payments necessary to fully liquidate the Retirement Plan and satisfy all obligations of the Company or the Retirement Plan to all participants. All payments to individuals and all payments necessary to establish the annuities are expected to be made during April of 1997. Among the Company's Chief Executive Officer and the other four most highly compensated officers, only Steven T. Plochocki and Manny A. Brown were participants in the Retirement Plan. They have both elected to receive cash payments in liquidation of their rights under the Retirement Plan and will not participate in any annuities. The amounts of the cash payments they are to receive are as follows:

                  Steven T. Plochocki               $16,773.38
                  Manny A. Brown                    $21,167.46

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
                         BY CERTAIN COMPANY AFFILIATES

     Section 16(a) of the Exchange Act requires the Company's Directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The New York Stock Exchange, Inc. Directors, officers, and greater than 10% stockholders are required by the Securities and Exchange Commission to furnish the Company with copies of the reports they file.

     Based solely on its review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company believes that all of its Directors, officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the 1996 fiscal year except as provided below.

     Steven T. Plochocki, the Company's President and Chief Operating Officer, inadvertently failed to report purchases made on his behalf under the Company's current and former Employee Stock Purchase Plans in a timely manner. As a result, he filed five late Form 4 reports for the months of April through August of 1996 and an amended Form 5 report for 1995 disclosing the acquisition of 1,161 shares in the aggregate.

                                 ANNUAL REPORT

     THE COMPANY'S 1996 ANNUAL REPORT, CONTAINING AUDITED FINANCIAL STATEMENTS AND SCHEDULES FOR THE FISCAL YEARS ENDED DECEMBER 31, 1996 AND 1995, ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL SEND YOU, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, WHICH THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF EXHIBITS WILL ALSO BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF A FEE OF $.25 PER PAGE PLUS POSTAGE. THE WRITTEN REQUEST SHOULD BE DIRECTED TO THE INVESTOR RELATIONS DEPARTMENT (ATTENTION: MS. SHEREE ARONSON), AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                           PROPOSALS OF STOCKHOLDERS

     For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 1998 Annual Meeting of Stockholders, they must be received by the Secretary of the Company no later than December 15, 1997.

                                 OTHER MATTERS

     At the time of the preparation of this proxy statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors,

                                          [SIG]

                                          Robert S. Holcombe
                                          Vice President, General Counsel
                                          and Secretary

Costa Mesa, California
April 14, 1997

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                   EXHIBIT A

                          APRIA HEALTHCARE GROUP INC.
                           1997 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
ARTICLE I.       THE PLAN..............................................................  A-1
  SECTION 1.1    Purpose...............................................................  A-1
  SECTION 1.2    Administration and Authorization; Power and Procedure.................  A-1
  SECTION 1.3    Participation.........................................................  A-2
  SECTION 1.4    Shares Available for Awards; Share Limits.............................  A-2
  SECTION 1.5    Grant of Awards.......................................................  A-2
  SECTION 1.6    Award Period..........................................................  A-3
  SECTION 1.7    Limitations on Exercise and Vesting of Awards.........................  A-3
  SECTION 1.8    No Transferability; Limited Exception to Transfer Restrictions........  A-3
  SECTION 1.9    Acceptance of Notes to Finance Exercise...............................  A-4
  SECTION 1.10   Limitations on Grants of Awards to Non-Employee Directors.............  A-4
ARTICLE II.      OPTIONS...............................................................  A-4
  SECTION 2.1    Grants................................................................  A-4
  SECTION 2.2    Option Price..........................................................  A-4
  SECTION 2.3    Limitations on Grant and Terms of Incentive Stock Options.............  A-5
  SECTION 2.4    Limits on 10% Holders.................................................  A-5
  SECTION 2.5    Cancellation and Regrant/Waiver of Restrictions.......................  A-5
  SECTION 2.6    Options and Rights in Substitution for Stock Options Granted by Other
                 Corporations..........................................................  A-5
ARTICLE III.     STOCK APPRECIATION RIGHTS.............................................  A-6
  SECTION 3.1    Grants................................................................  A-6
  SECTION 3.2    Exercise of Stock Appreciation Rights.................................  A-6
  SECTION 3.3    Payment...............................................................  A-6
ARTICLE IV.      RESTRICTED STOCK AWARDS...............................................  A-7
  SECTION 4.1    Grants................................................................  A-7
  SECTION 4.2    Restrictions..........................................................  A-7
  SECTION 4.3    Return to the Corporation.............................................  A-7
ARTICLE V.       PERFORMANCE SHARE AWARDS AND STOCK BONUSES............................  A-7
  SECTION 5.1    Grants of Performance Share Awards....................................  A-7
  SECTION 5.2    Special Performance-Based Share Awards................................  A-8
  SECTION 5.3    Grants of Stock Bonuses...............................................  A-9
  SECTION 5.4    Deferred Payments.....................................................  A-9
ARTICLE VI.      OTHER PROVISIONS......................................................  A-9
  SECTION 6.1    Rights of Eligible Persons, Participants and Beneficiaries............  A-9
  SECTION 6.2    Adjustments; Acceleration.............................................  A-9
  SECTION 6.3    Effect of Termination of Employment................................... A-10
  SECTION 6.4    Compliance with Laws.................................................. A-11
  SECTION 6.5    Tax Withholding....................................................... A-11
  SECTION 6.6    Plan Amendment, Termination and Suspension............................ A-11

                                                                                        PAGE
                                                                                        ----
  SECTION 6.7    Privileges of Stock Ownership......................................... A-12
  SECTION 6.8    Effective Date of the Plan............................................ A-12
  SECTION 6.9    Term of the Plan...................................................... A-12
  SECTION 6.10   Governing Law/Construction/Severability............................... A-12
  SECTION 6.11   Captions.............................................................. A-12
  SECTION 6.12   Effect of Change of Subsidiary Status................................. A-12
  SECTION 6.13   Non-Exclusivity of Plan............................................... A-13
ARTICLE VII.     DEFINITIONS........................................................... A-13
  SECTION 7.1    Definitions........................................................... A-13
  SECTION 7.2    Changes in Applicable Law............................................. A-16

                          APRIA HEALTHCARE GROUP INC.
                           1997 STOCK INCENTIVE PLAN

                             ARTICLE I.   THE PLAN

SECTION 1.1  Purpose.

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors. "Corporation" means Apria Healthcare Group Inc., a Delaware corporation, and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VII.

SECTION 1.2  Administration and Authorization; Power and Procedure.

     (a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Subject to the bylaws of the Corporation, action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

     (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

          (i) to determine from among those persons eligible the particular Eligible Persons who will receive any Awards;

          (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

          (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under
     Section 6.6;

          (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

          (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

     (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

     (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to a third-party administrator or to individuals who are officers or employees of the Company.

SECTION 1.3  Participation.

     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine.

SECTION 1.4  Shares Available for Awards; Share Limits.

     (a) Shares Available. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

     (b) Share Limits. The aggregate maximum number of shares of Common Stock that may be delivered pursuant to Awards (including Incentive Stock Options) granted under this Plan and which are required to be charged or reserved by provisions of Section 1.4(c) (the "Maximum Aggregate Limit") shall be 2,500,000 shares, plus in each calendar year, commencing in 1998, occurring during the term of this Plan, 1% of the issued and outstanding shares of the Corporation's Common Stock as of December 31 of the preceding calendar year. The maximum number of shares of Common Stock that may be delivered pursuant to Options qualified as Incentive Stock Options granted under Article II of this Plan is 7,500,000 shares. The maximum number of shares subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall be limited to 100,000 shares. Each of the three foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

     (c) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of
(i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Maximum Aggregate Limit. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

SECTION 1.5  Grant of Awards.

     Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed on behalf of the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan. The Award Agreement may be executed on behalf of the Corporation by a duly authorized officer by manual or facsimile signature.

SECTION 1.6  Award Period.

     Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

SECTION 1.7  Limitations on Exercise and Vesting of Awards.

     (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

     (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation or his designee receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a).

     (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

SECTION 1.8  No Transferability; Limited Exception to Transfer Restrictions.

     (a) Limit on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

     (b) Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all applicable transfer restrictions under the Code.

     (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

          (i) transfers to the Corporation,

          (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (iii) transfers pursuant to a QDRO order,

          (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

          (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to all applicable transfer restrictions under the Code.

SECTION 1.9  Acceptance of Notes to Finance Exercise.

     The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five years.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code.

          (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

SECTION 1.10  Limitations on Grants of Awards to Non-Employee Directors.

     Notwithstanding anything else contained herein to the contrary, the maximum number of shares subject to Nonqualified Stock Options granted to a Non-Employee Director in any calendar year shall not exceed 15,000 shares.

                              ARTICLE II.  OPTIONS

SECTION 2.1  Grants.

     One or more Options may be granted under this Article to any Eligible Person. Each Option granted shall be designated in the applicable Award Agreement by the Committee as either an Incentive Stock Option subject to
Section 2.3, or a Non-Qualified Stock Option.

SECTION 2.2  Option Price.

     (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

     (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.9; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of an Option must have been owned by the Participant for at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

SECTION 2.3  Limitations on Grant and Terms of Incentive Stock Options.

     (a) $100,000 Limit. To the extent that the aggregate Fair Market Value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as Nonqualified Stock Options. For this purpose, the Fair Market Value of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     (b) Option Period. Each Option and all rights thereunder shall expire no later than ten years after the Award Date.

     (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees who are actually employed by the Corporation or a Subsidiary and that satisfy the other eligibility requirements of the Code. There shall be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

SECTION 2.4  Limits on 10% Holders.

     No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

SECTION 2.5  Cancellation and Regrant/Waiver of Restrictions.

     Subject to Section 1.4 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original Award or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

SECTION 2.6 Options and Rights in Substitution for Stock Options Granted by Other Corporations.

     Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

                    ARTICLE III.   STOCK APPRECIATION RIGHTS

SECTION 3.1  Grants.

     In its discretion, the Committee may grant a Stock Appreciation Right to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

SECTION 3.2  Exercise of Stock Appreciation Rights.

     (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

     (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, the number of underlying shares of Common Stock theretofore subject to a related Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

     (c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

SECTION 3.3  Payment.

     (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

          (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

          (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

     (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under Section 3.3(a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

                      ARTICLE IV. RESTRICTED STOCK AWARDS

SECTION 4.1  Grants.

     The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent to which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

SECTION 4.2  Restrictions.

     (a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.8, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

     (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

     (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

SECTION 4.3  Return to the Corporation.

     Unless the Committee otherwise expressly provides, restricted shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

             ARTICLE V. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

SECTION 5.1  Grants of Performance Share Awards.

     The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the

Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.

SECTION 5.2  Special Performance-Based Share Awards.

     Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under Section 162(m) of the Code (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock, or other rights, the vesting or exercisability of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation or the Corporation and one or more of its Subsidiaries or divisions, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

     (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the executive officers of the Corporation.

     (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

     (c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, in no event shall grants in any calendar year to a Participant under this Section 5.2 relate to more than 100,000 shares of Common Stock (subject to adjustment under Section 6.2) or a cash amount of more than $1,000,000. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code.

     (d) Committee Certification.  Before any Performance-Based Award under this
Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

     (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

     (f) Adjustments for Changes in Capitalization and other Material
Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

     (g) Stock Payout Features. In lieu of cash payment of an Award, the Committee may require or allow a portion of the Award to be part in the form of shares of Common Stock, restricted shares or an Option.

SECTION 5.3  Grants of Stock Bonuses.

     The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

SECTION 5.4  Deferred Payments.

     The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

                         ARTICLE VI.  OTHER PROVISIONS

SECTION 6.1  Rights of Eligible Persons, Participants and Beneficiaries.

     (a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

     (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

     (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

SECTION 6.2  Adjustments; Acceleration.

     (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

     (b) Acceleration of Awards Upon Change in Control. As to any Participant, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant; provided, however, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award. The Committee may override the limitations on acceleration in this Section 6.2(b) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

     (c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section 6.2(a) that the Corporation does not survive, or (iii) the consummation of an event described in
Section 6.2(a) that results in a Change in Control Event approved by the Board, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee for the survival, substitution, exchange or other settlement of such Option or right.

SECTION 6.3  Effect of Termination of Employment.

     The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. In addition, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of
Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

SECTION 6.4  Compliance with Laws.

     This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

SECTION 6.5  Tax Withholding.

     Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

SECTION 6.6  Plan Amendment, Termination and Suspension.

     (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     (b) Stockholder Approval. Any amendment that would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, shall be subject to stockholder approval only to the extent then required by Section 422 of the Code or applicable law, or deemed necessary or advisable by the Board.

     (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, his or her rights and benefits under an Award.

     (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

SECTION 6.7  Privileges of Stock Ownership.

     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

SECTION 6.8  Effective Date of the Plan.

     This Plan shall be effective as of February 28, 1997, the date of Board approval, subject to stockholder approval within 12 months thereafter.

SECTION 6.9  Term of the Plan.

     No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on the termination date.

SECTION 6.10  Governing Law/Construction/Severability.

     (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

     (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     (c) Plan Construction.

          (1) Rule 16b-3. It is the intent of the Corporation that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of these transactions and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

          (2) Section 162(m). It is the further intent of the Company that Options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and Performance Share Awards under Section 5.2 of this Plan that are granted to or held by a
     Section 16 Person shall qualify as performance-based compensation under
     Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

SECTION 6.11  Captions.

     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 6.12  Effect of Change of Subsidiary Status.

     For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

SECTION 6.13  Non-Exclusivity of Plan.

     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                            ARTICLE VII. DEFINITIONS

SECTION 7.1  Definitions.

     "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Performance-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

     "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

     "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

     "Beneficiary" shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     "Board" shall mean the Board of Directors of the Corporation.

     "Cash Flow" shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

     "Change in Control Event" shall mean any of the following:

          (1) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

          (2) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization); provided that an event described in this clause (2) shall not constitute a Change in Control Event if the majority of members of the Board of the surviving entity is comprised of individuals who were members of the Board immediately prior to such event;

          (3) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary;

          (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the

     Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

          (5) At any time during the term of this Plan, 51% or more of the individuals elected to serve, and who are then serving, on the Board are individuals who were not (i) members of the Board at the time of the adoption of this Plan by the Board, or (ii) nominated or elected to their current term of office as a director by a committee of the Board which is authorized to fill vacancies on the Board (or if there is no such committee, by a majority of the Board in office at the time of such individual's nomination or election by the Board to fill a vacancy), or
     (iii) approved by a majority of members of the Board who were either members of the Board at the time this Plan was adopted by the Board, or nominated or elected as described in clause (5) (ii) above.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Commission" shall mean the Securities and Exchange Commission.

     "Committee" shall mean the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, (i) in respect of any decision at a time when the Participant affected by the decision may be subject to Section 162(m) of the Code, shall be an "outside" director within the meaning of Section 162(m) of the Code, and (ii) in respect of any decision affecting a transaction at a time when the Participant involved in the transaction may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

     "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

     "Company" shall mean, collectively, the Corporation and its Subsidiaries.

     "Corporation" shall mean Apria Healthcare Group Inc., a Delaware corporation, and its successors.

     "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

     "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization.

     "Eligible Employee" shall mean an officer (whether or not a director) or key employee of the Company.

     "Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee in its discretion.

     "EPS" shall mean earnings per common share on a fully diluted basis determined by dividing (i) net earnings, less dividends on preferred stock of the Corporation by (ii) the weighted average number of common shares and common shares equivalents outstanding.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" on any date shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

     "Free Cash Flow" shall mean cash postings less cost of sales, operating expenses (net of bad debt) and capital expenditures.

     "Incentive Stock Option" shall mean an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of
Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

     "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

     "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

     "Option" shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.

     "Other Eligible Person" shall mean any Non-Employee Director or any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee. A non-employee agent providing bona fide services to the Company (other than as an eligible advisor or consultant) may also be selected as an Other Eligible Person if such agent's participation in this Plan would not adversely affect (i) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (ii) the Corporation's compliance with any other applicable laws.

     "Participant" shall mean an Eligible Person who has been granted an Award under this Plan.

     "Performance-Based Award" shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     "Performance Goal" shall mean EBITDA, or EPS, or ROE, or Cash Flow, or Free Cash Flow, or sales growth, or cost containment or reduction, or Total Stockholder Return, and "Performance Goals" means any one or more thereof.

     "Performance Share Award" shall mean an Award of a right to receive shares of Common Stock made in accordance with Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

     "Plan" shall mean this 1997 Stock Incentive Plan.

     "QDRO" shall mean a qualified domestic relations order as defined in
Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

     "Restricted Stock Award" shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

     "Restricted Stock" shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

     "ROE" shall mean consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common stockholders equity.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

     "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

     "Stock Bonus" shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

     "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

     "Total Stockholder Return" shall mean with respect to the Corporation or other entities (if measures on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

SECTION 7.2  Changes in Applicable Law.

     To the extent any terms defined or utilized in this Plan are defined by identification to a particular statute or regulation, and if there shall occur a change in such statutory or regulatory definition, then the definition of such term shall be deemed to have been amended to conform to the change in the statutory or regulatory definition, unless the Committee shall determine that such change would create a result which is contrary to the intents and purposes of this Plan or work to create a hardship for either any Eligible Person or the Company, in which event the Committee, at its option, shall have authority to amend this Plan in a manner so as to achieve the original intents and purposes of this Plan or to diminish or eliminate the hardship caused by such change in a statutory definition. Any such amendment may be made retroactively to the date of the change in the statutory or regulatory definition.

                          APRIA HEALTHCARE GROUP INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Robert S. Holcombe and Lawrence H. Smallen, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Apria Healthcare Group Inc. (the "Company") held of record by the undersigned as of March 31, 1997, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at the Company's Costa Mesa, California Headquarters, 3560 Hyland Avenue (Building No. 3500 -- Grand Canyon Room), Costa Mesa, California 92626, beginning at 10:00 a.m., local time, on Thursday, May 22, 1997, and at any adjournment thereof, upon the following matters:

(1) ELECTION OF DIRECTORS

    [ ] FOR the nominees listed below                         [ ] WITHHOLD AUTHORITY
        (except as noted to the contrary below)                   to vote for each nominee listed below

                   Jeremy M. Jones        H.J. Mark Tompkins

    (Instructions: To withhold authority to vote for any individual nominee, circle that nominee's name above.)

(2) APPROVAL OF THE COMPANY'S 1997 STOCK INCENTIVE PLAN

               [ ] FOR        [ ] AGAINST        [ ] ABSTAIN WITH RESPECT TO

    the proposal to approve the Company's 1997 Stock Incentive Plan.

(3) RATIFICATION OF SELECTION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS

             [ ] FOR        [ ] AGAINST        [ ] ABSTAIN WITH RESPECT TO

the proposal to ratify the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending December 31, 1997.

                (Continued and to be signed on the reverse side)




                          (continued from other side)

(4) OTHER MATTERS

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment thereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS (1), (2) AND (3) ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

                                             Dated:                    , 1997
                                                    ------------------


                                             -----------------------------------
                                                 Signature or signatures of
                                                         stockholder

                                             -----------------------------------
                                            (Your signature(s) should conform to
                                               your name(s) as printed hereon.
                                                 Co-owners should all sign.)